EXHIBIT 10.78
FIRST AMENDMENT
TO
LOAN AND SECURITY AGREEMENT (ALL ASSETS)

This Amendment is made as of the day of November, 2015, by and among Vertex Energy, Inc., a Nevada corporation ("Vertex Energy"), Vertex Energy Operating, LLC, a Texas limited liability company ("Vertex Energy Operating"), Vertex Acquisition Sub, LLC, a Nevada limited liability company ("Vertex Acquisition"), Vertex Refining LA, LLC, a Louisiana limited liability company ("Vertex Refining"), Vertex II GP, LLC, a Nevada limited liability company ("Vertex II GP"), Vertex Merger Sub, LLC, a California limited liability company ("Vertex Merger"), Cedar Marine Terminals, LP, a Texas limited partnership ("Cedar Marine"), Crossroad Carriers, L.P., a Texas limited partnership ("Crossroad Carriers"), H & H Oil, L. P., a Texas limited partnership ("H & H"), and Vertex Recovery, L.P., a Texas limited partnership ("Vertex Recovery") (Vertex Energy, Vertex Energy Operating, Vertex Acquisition, Vertex Refining, Vertex II GP, Vertex Merger, Cedar Marine, Crossroad Carriers, H & H and Vertex Recovery are hereinafter, individually and collectively referred to as the "Borrower"), and MidCap Business Credit LLC, a Texas limited liability company (the "Lender").

RECITALS

The Borrower and the Lender have entered into a Loan and Security Agreement (All Assets) dated as of March 26, 2015 (the "Agreement").

The Lender has agreed to make certain loan advances to the Borrower pursuant to the terms and conditions set forth in the Agreement.

The loan advances under the Agreement are evidenced by the Borrower's Revolving Note dated as of March 26, 2015, in the maximum principal amount of Seven Million ($7,000,000.00) Dollars and payable to the order of the Lender (the "Note").

All indebtedness of the Borrower to the Lender is secured pursuant to the terms of the Agreement and all other security documents (collectively, the "Security Documents").

The Borrower has requested that certain amendments be made to the Agreement, which the Lender is willing to make pursuant to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, it is agreed as follows:

1.    Terms used in this Amendment which are defined in the Agreement shall have the same meanings as defined therein, unless otherwise defined herein.

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2.    The Agreement is hereby amended as follows:

(A)The term "Borrower" as used in the Agreement is hereby amended to mean Vertex Energy, Inc., a Nevada corporation ("Vertex Energy"), Vertex Energy Operating, LLC, a Texas limited liability company ("Vertex Energy Operating"), Vertex Acquisition Sub, LLC, a Nevada limited liability company ("Vertex Acquisition"), Vertex Refining LA, LLC, a Louisiana limited liability company ("Vertex Refining"), Vertex II GP, LLC, a Nevada limited liability company ("Vertex II GP"), Vertex Merger Sub, LLC, a California limited liability company ("Vertex Merger"), Cedar Marine Terminals, LP, a Texas limited partnership ("Cedar Marine"), Crossroad Carriers, L.P., a Texas limited partnership ("Crossroad Carriers"), H & H Oil, L. P., a Texas limited partnership ("H & H"), Vertex Recovery, L.P., a Texas limited partnership ("Vertex Recovery"), and Vertex Refining OH, LLC, an Ohio limited liability company ("Vertex OH"), and the entities which are now, or in accordance with Section 24 become, Borrowers hereunder.

(B)Section 4(f) is hereby stricken in its entirety and the following new Section 4(f) substituted therefor:

"(f)    The exact legal names of the entities entering into Negative Pledge Agreements with the Lender are as follows: E-Source Holdings, LLC ("E-Source") and Vertex Refining NV, LLC ("Vertex Nevada") (E-Source and Vertex Nevada are hereinafter collectively referred to as the "Affiliate")."

(C)The last paragraph contained in Section 5(c) is hereby stricken in its entirety and the following two new paragraphs substituted therefor:

"Without limiting Lender's discretion, notwithstanding the actual net face value of any Qualified Account of Borrower (exclusive of Vertex OH), for purposes of computing the Borrowing Base, the value of all Qualified Accounts due from any account debtor shall not exceed the sum of Five Hundred Thousand ($500,000.00) Dollars in the aggregate. Lender may, in its sole discretion, raise or lower the Five Hundred Thousand ($500,000.00) Dollar limit set forth in the immediately preceding sentence without in any way creating a course of conduct which requires Lender to maintain such raised or lowered limit or to raise or lower such limit again in the future. Lender, in its exercise of its discretion, has initially set higher credit limits on those customers of Borrower (exclusive of Vertex OH) set forth on Exhibit 2 attached hereto. The foregoing credit limits on customers shall not be applicable to account debtors whose principal place of business is outside the United States of America or Canada, if (i) backed by a bank letter of credit naming the Lender as beneficiary or assigned to the Lender, in the Lender’s possession or control, and with respect to which a control agreement concerning the letter-of-credit rights is in effect, and acceptable to the Lender in all respects, in its sole discretion, or (ii) covered by a foreign receivables insurance policy acceptable to the Lender in its sole discretion which names Lender as beneficiary or co-insured.

Without limiting Lender's discretion, notwithstanding the actual net face value of any Qualified Account of Vertex OH, for purposes of computing the Borrowing Base, the value of all Qualified Accounts due from any account debtor shall not exceed the sum of One Hundred Thousand ($100,000.00) Dollars in the aggregate. Lender may, in its sole discretion, raise or lower the One Hundred Thousand ($100,000.00) Dollar limit set forth in the immediately preceding sentence without in any way creating a course of conduct which requires Lender to maintain such raised or lowered limit or to raise or lower such limit again in the future. Lender, in its exercise of its discretion, has initially set higher credit limits on those customers of Vertex OH set forth on Exhibit 2A attached hereto. The foregoing credit limits on customers shall not be applicable to account debtors whose principal place of business is outside the United States of America or Canada, if (i) backed by a bank letter of credit naming the Lender as beneficiary or assigned to the Lender, in the Lender’s possession or control, and with respect to which a control agreement concerning the letter-of-credit rights is in effect, and acceptable to the Lender in all respects, in its sole discretion, or (ii) covered by a foreign receivables insurance policy acceptable to the Lender in its sole discretion which names Lender as beneficiary or co-insured."

(D)Section 5(d) is hereby stricken in its entirety and the following new Section 5(d) substituted therefor:

"(d)    The term 'Credit Limit' as used herein shall mean an amount equal to Seven Million ($7,000,000.00) Dollars, which amount may be allocated among Vertex OH and the Borrower (exclusive of Vertex OH). The allocation of the Credit Limit among the parties may be raised or lowered as of the first day of any week with the unanimous consent of the Borrower, but in no even shall the combined Credit Limits of the parties exceed the aggregate of Seven Million ($7,000,000.00) Dollars. The unanimous consent of the parties shall be confirmed to the Lender in writing or by telecopier or by email from the Agent."

(E)Section 7 is hereby amended by adding the following new sentence thereto:

"The Borrower acknowledges that the inventory of Vertex OH will not be deemed to be Eligible Inventory."

(F)Section 11(c) is hereby amended by adding the following new subparagraph thereto:

"The foregoing notwithstanding, all loans made by the Lender based upon the Collateral of Vertex OH will be made to the Ohio Designated Account, as set forth on Schedule D annexed hereto."

(G)Section 13(a) is hereby amended by adding the following new sentence to the end thereof:

"The Borrower acknowledges that the reports required pursuant to Section 13(a)(v) and Section 13(a)(vii) shall be separate reports for each of Vertex OH and the Borrower (exclusive of Vertex OH) in that accounts and collections will be tracked separately for Vertex OH and the Borrower (exclusive of Vertex OH)."

(H)The following new Section 24 is hereby added to the Agreement:

"24.    ADDITIONAL BORROWERS.

With the prior written consent of the Lender, an affiliate of the Borrower may become a Borrower hereunder by executing and delivering to the Lender an assumption agreement in the form of Exhibit 3 annexed hereto and, by executing and delivering to the Lender a revolving note in the maximum principal amount of the Credit Limit payable to the order of the Lender and executed by the new borrower and the then existing Borrower."

(I)The Schedules attached hereto are hereby added to the Agreement.

(J)Exhibit 1 attached to the Agreement is hereby stricken in its entirety and the Note attached hereto as Exhibit 1 is substituted therefor.

(K)Exhibit 2A attached hereto is hereby added to the Agreement.

(L)Exhibit 3 attached hereto is hereby added to the Agreement.

3.    The Borrower represents and warrants that the addition of Vertex OH as a Borrower will not be in violation of Sections 6.1(c)(1)- (3) or 6.2(a) of the GS Credit Agreement.

4.    Except as explicitly amended by this Amendment, all of the terms and conditions of the Agreement shall remain in full force and effect and shall apply to any advance thereunder.

5.    The Borrower agrees to pay the Lender as of the date hereof a fully earned, non-refundable accommodation fee in the amount of Seven Thousand Eight Hundred Fifty ($7,850.00) Dollars in consideration of the execution by the Lender of this Amendment.

6.    This Amendment shall be effective upon receipt by the Lender of an executed original hereof, together with (a) the replacement note substantially in the form of Exhibit 1 hereto, duly executed on behalf of the Borrower (the "Replacement Note"), (b) an Assumption Agreement duly executed on behalf of the Borrower, (c) Certificates of Authority executed by each Borrower, (d) a Consent Letter duly executed by Goldman Sachs Bank USA as Administrative Agent, and (d) a Counterpart Agreement duly executed by Vertex OH.

7.    The Borrower hereby represents and warrants to the Lender as follows:

(a)
The Borrower has all requisite power and authority to execute this Amendment and the Replacement Note and to perform all of its obligations hereunder, and this Amendment and the Replacement Note have been duly executed and delivered by the Borrower and constitute the legal, valid and binding obligation of the Borrower, enforceable in accordance with their terms.

(b)
The execution, delivery and performance by the Borrower of this Amendment and the Replacement Note have been duly authorized by all necessary corporate and/or company action and do not (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to the Borrower, or the Articles of Organization and/or Certificates of Formation or By-Laws and/or Operating Agreements and/or Partnership Agreements of the Borrower, or (iii) result in a material breach of or constitute a material default under any indenture or loan or Agreement or any other agreement, lease or instrument to which the Borrower is a party or by which it or its properties may be bound or affected.

(c)
All of the representations and warranties contained in Article IV of the Agreement are correct on and as of the date hereof as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date.

(d)
(i) The resolutions of the Board of Directors and/or Managers of the Borrower attached to the Borrower's General Certificates dated as of March 26, 2015, and delivered to the Lender in connection with the execution and delivery of the Agreement (collectively, the "Certificate") are in full force and effect, (ii) the Articles of Organization and/or Certificates of Formation and By-Laws and/or Operating Agreements and/or Partnership Agreements of the Borrower, which were certified and delivered to the Lender pursuant to the Certificate, continue in full force and effect and have not been amended or otherwise modified except as set forth in the Certificate to be delivered, and (iii) the officers and agents of the Borrower who have been certified to the Lender pursuant to the Certificate as being authorized to sign and to act on behalf of the Borrower continue to be so authorized.

8.    All references in the Agreement to "this Agreement" shall be deemed to refer to the Agreement as amended hereby. Upon the satisfaction of each of the conditions set forth in Paragraph 6 hereof, the definition of "Note" and all references thereto in the Agreement shall be deemed amended to describe the Replacement Note, which Replacement Note shall be issued by the Borrower to the Lender in replacement, renewal and amendment, but not in repayment, of the Note.

9.    The execution of this Amendment and acceptance of the Replacement Note and any documents related hereto shall not be deemed to be a waiver of any Defaulting Event or Event of Default under the Agreement or breach, default or event of default under any other document held by the Lender, whether or not known to the Lender and whether or not existing on the date of this Amendment. The Lender now currently knows of no Defaulting Events or Events of Default which exist under the Agreement.

10.    Excepting only the contractual obligations to be performed by the Lender for the Borrower as expressly stated in the Agreement, the Borrower hereby absolutely and unconditionally releases and forever discharges the Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

11.    The Borrower hereby reaffirms its agreement under the Agreement to pay or reimburse the Lender on demand for all costs and expenses incurred by the Lender in connection with the Agreement and all other documents contemplated thereby, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, the Borrower specifically agrees to pay all fees and disbursements of counsel to the Lender for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. The Borrower hereby agrees that the Lender may, at any time or from time to time in its sole discretion and without further authorization by the Borrower, make a loan to the Borrower under the Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses and the fee required under Paragraph 4 hereof.

12.    This Amendment may be executed in multiple counterparts, each of which shall be effective upon delivery and, thereafter, shall be deemed to be an original, and all of which shall be taken as one and the same instrument with the same effect as if each party hereto had signed on the same signature page. Any signature page of this Amendment may be detached from any counterpart of this Amendment without impairing the legal effect of any signature thereto and may be attached to another part of this Amendment identical in form hereto and having attached to it one or more additional signature pages. This Amendment may be transmitted by facsimile machine or by electronic mail in portable document format ("pdf") and signatures appearing on faxed instruments and/or electronic mail instruments shall be treated as original signatures. Any party delivering an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission also shall deliver an original executed counterpart of this Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability or binding effect hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

VERTEX ENERGY, INC.
VERTEX ENERGY OPERATING, LLC
VERTEX ACQUISITION SUB, LLC
VERTEX REFINING LA, LLC
VERTEX II GP, LLC
VERTEX MERGER SUB, LLC
VERTEX REFINING OH, LLC

/s/ Chris Carlson         By: /s/ Benjamin P. Cowart
Benjamin P. Cowart, President and Chief
Executive Officer of Each of the Above

CEDAR MARINE TERMINALS, LP
CROSSROAD CARRIERS, L.P.
H & H OIL, L. P.
VERTEX RECOVERY, L.P.
By:    VERTEX II GP, LLC,
Sole General Partner of Each of the Above

By: /s/ Benjamin P. Cowart
Benjamin P. Cowart
President and Chief Executive Officer

MIDCAP BUSINESS CREDIT LLC

By: /s/ Steven A. Samson
Steven A. Samson, President

SCHEDULES

The following Schedules to the within Loan and Security Agreement (All Assets) are respectively described in the section indicated. Those Schedules in which no information has been inserted shall be deemed to read "None".

SCHEDULE "A"
Borrower's Places of Business and Organizational Identification Number (§3)

Borrower	Address	Property Located at Such Address	Organizational Identification Number
Vertex Refining OH, LLC	1331 Gemini St. Suite 250 Houston, TX 77058	Files and records	2322821
Vertex Refining OH, LLC	4021 East 5th Ave. Columbus, OH 43219	Used Oil Refining Facility and related assets	2322821
Vertex Refining OH, LLC	4001 East 5th Ave. Columbus, OH 43219	Bulk used oil storage and transfer facility and related assets	2322821
Vertex Refining OH, LLC	4560 West Pike St. Zanesville, OH 43701	Park, fuel, & maintain fleet vehicles and related assets	2322821
Vertex Refining OH, LLC	714 Keen St. Zanesville, OH 43701	Bulk used oil storage and transfer facility and related assets	2322821
Vertex Refining OH, LLC	4376 State Route 601 Norwalk, OH 44857	Bulk used oil storage and transfer facility and related assets	2322821
Vertex Refining OH, LLC	1749 Moxahala Ave. Zanesville, OH 43701	Bulk used oil storage and transfer facility and related assets	2322821
Vertex Refining OH, LLC	481 Adena Dr. Mount Sterling, KY 40353	Bulk used oil storage and transfer facility and related assets	2322821
Vertex Refining OH, LLC	5330 Point Pleasant Rd. Ravenswood, WV 26164	Bulk used oil storage and transfer facility and related assets	2322821

SCHEDULE "B"
Other Encumbrances and Liens (§4(f)(i)

Borrower	Secured Party or Mortgagee	Description of Collateral
Vertex Refining OH, LLC	Goldman Sachs Bank USA, as Administrative Agent and Collateral Agent	All assets

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SCHEDULE "C"
Leases (§4(f)(ii))

Borrower	Lessor	Description of Property	Date of Lease and Term	Rental Payable
Vertex Refining OH, LLC	Nalco Company	Nalco TRASAR 5500 controller for the cooling tower system	January 1, 2014 [Month-to-month]	$,2,434
Vertex Refining OH, LLC	Stolt-Nielson USA Inc.	Railcars	June 24, 2013 [TERM]	$3,228
Vertex Refining OH, LLC	Ware	Boiler	Oral Month-to-month	$6,196.50 [annual]
Vertex Refining OH, LLC	Paragon Tank Leasing LLC	7000 gallon insulated chemical tank trailer	April 17, 2009 Month-to-month	$1,100/month
Vertex Refining OH, LLC	Sterling Environmental Services, LLC	Trucks and storage tanks	November 16, 2010 - November 16, 2015	$5,535/month

SCHEDULE "D"
Bank Schedule (§11(c))

Ohio Designated Account

Borrower	Bank	Account Number	Location
Vertex Refining OH, LLC	Bank of America	############

Each Other Deposit Account

NONE

EXHIBIT 1

MIDCAP BUSINESS CREDIT LLC

REVOLVING NOTE

$7,000,000.00                    November , 2015

For value received, the undersigned (hereinafter collectively referred to as the "Borrower"), hereby promise, jointly and severally, to pay to the order of MidCap Business Credit LLC (the "Lender"), at its offices in West Hartford, Connecticut, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of Seven Million ($7,000,000.00) Dollars, or, if less, the aggregate unpaid principal amount of all loans made by the Lender to the Borrower under the Loan Agreement (defined below) together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid at the rate from time to time in effect under the Loan and Security Agreement (All Assets) dated March 26, 2015, as amended (the "Loan Agreement"), by and between the Lender and the Borrower. The principal hereof and interest accruing thereon shall be due and payable as provided in the Loan Agreement. This Note may be prepaid only in accordance with the Loan Agreement.

This Note is issued pursuant, and is subject, to the Loan Agreement, which provides, among other things, for acceleration hereof. This Note is the "Note" referred to in the Loan Agreement.

This Note is secured, among other things, pursuant to the Loan Agreement, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

The Borrower hereby agrees to pay all costs of collection, including attorneys’ fees and legal expenses in the event this Note is not paid when due, whether or not legal proceedings are commenced.

Presentment or other demand for payment, notice of dishonor and protest are expressly waived.

All rights and obligations hereunder shall be governed by the laws of the State of Connecticut and this Note shall be deemed to be under seal.

Witnessed By:            VERTEX ENERGY, INC.
VERTEX ENERGY OPERATING, LLC
VERTEX ACQUISITION SUB, LLC
VERTEX REFINING LA, LLC
VERTEX II GP, LLC
VERTEX MERGER SUB, LLC
VERTEX REFINING OH, LLC

______________________________    By:_______________________________________
Benjamin P. Cowart, President and Chief
Executive Officer of Each of the Above

CEDAR MARINE TERMINALS, LP
CROSSROAD CARRIERS, L.P.
H & H OIL, L. P.
VERTEX RECOVERY, L.P.
By:    VERTEX II GP, LLC,
Sole General Partner of Each of the Above

______________________________    By:_______________________________________
Benjamin P. Cowart
President and Chief Executive Officer

EXHIBIT 2A

ACCOUNT NAME	CREDIT LIMIT
Pinnacle Oil	$200,000.00
Colorado Petroleum	$200,000.00
Allegheny Petroleum	$200,000.00
Cam2 International	$150,000.00

EXHIBIT 3

ASSUMPTION AGREEMENT

AGREEMENT made this ____ day of _______________, _____, between MidCap Business Credit LLC, a Texas limited liability company with a usual place of business at 433 South Main Street, West Hartford, Connecticut 06110 (hereinafter the "Lender"), and [Name of New Borrower], a [Jurisdiction of New Borrower] corporation with a usual place of business at [Address of New Borrower] (hereinafter the "Company").

WHEREAS, Vertex Energy, Inc., a Nevada corporation ("Vertex Energy"), Vertex Energy Operating, LLC, a Texas limited liability company ("Vertex Energy Operating"), Vertex Acquisition Sub, LLC, a Nevada limited liability company ("Vertex Acquisition"), Vertex Refining LA, LLC, a Louisiana limited liability company ("Vertex Refining"), Vertex II GP, LLC, a Nevada limited liability company ("Vertex II GP"), Vertex Merger Sub, LLC, a California limited liability company ("Vertex Merger"), Cedar Marine Terminals, LP, a Texas limited partnership ("Cedar Marine"), Crossroad Carriers, L.P., a Texas limited partnership ("Crossroad Carriers"), H & H Oil, L. P., a Texas limited partnership ("H & H"), and Vertex Recovery, L.P., a Texas limited partnership ("Vertex Recovery") (Vertex Energy, Vertex Energy Operating, Vertex Acquisition, Vertex Refining, Vertex II GP, Vertex Merger, Cedar Marine, Crossroad Carriers, H & H and Vertex Recovery are hereinafter, individually and collectively referred to as the "Borrower"), have entered into a Loan and Security Agreement (All Assets) dated March 26, 2015, as amended (the "Loan Agreement"), and in connection with that loan arrangement, have also executed and delivered to the Lender, among other things, a Revolving Note in the maximum principal amount of Seven Million ($7,000,000.00) Dollars and an Intercreditor Agreement with Goldman Sachs Bank USA as Administrative Agent; and

WHEREAS, the Company desires to become a Borrower under the Loan Agreement in accordance with the procedures set forth in Section 24 of the Loan Agreement; and

WHEREAS, the Company and the Borrower desire the consent of the Lender to add the Company as part of the Borrower.

NOW, THEREFORE, the parties hereto agree as follows:

1.The Lender consents to the Company becoming a Borrower under the Loan Agreement on the condition that the rights of the Lender shall not in any manner be impaired nor shall any liability or obligation or any claim or demand existing by the Lender against the Borrower be released or impaired by such addition of the Company as a Borrower and that the Company assume and be liable for all Obligations of the Borrower to the Lender in the same manner and to the same extent as if the Company itself was an original signatory to the Loan Agreement and named as the Borrower therein.

2.The Company hereby agrees to assume all liabilities and Obligations of the Borrower to the Lender pursuant to the Loan Agreement, which Loan Agreement is incorporated herein by reference, and to be liable for the same in the manner and to the extent as if the Company itself had incurred such liabilities or Obligations and had executed the Loan Agreement, and further agrees to ratify and confirm the terms of this Agreement by executing such promissory notes and other documents as the Lender may required.

3.The Company confirms to the Lender that the Lender has and hereby grants to the Lender a continuing security interest in accounts, chattel paper, documents, general intangibles, instruments, deposit accounts, letter of credit rights, supporting obligations, commercial tort claims, investment property, inventory, equipment and other goods (as those terms are defined in the Uniform Commercial Code) as security for all Obligations of the Company and the Borrower to the Lender.

4.The Company represents and warrants that each of the representations and warranties set forth in the Loan Agreement and applicable to the Company are true and correct.

5.The Company confirms to the Lender, and hereby assumes, joint and several liability with each other Borrower pursuant to Section 22 of the Loan Agreement.

6.Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this document to be executed as of the date and year first above written.

[NAME OF NEW BORROWER]

By:______________________________________
Name:
Title:

MIDCAP BUSINESS CREDIT LLC

By:______________________________________
Steven A. Samson, President
ASSENTED TO:

VERTEX ENERGY, INC.
VERTEX ENERGY OPERATING, LLC
VERTEX ACQUISITION SUB, LLC
VERTEX REFINING LA, LLC
VERTEX II GP, LLC
VERTEX MERGER SUB, LLC
VERTEX REFINING OH, LLC

By:_______________________________________
Name:
Title:

CEDAR MARINE TERMINALS, LP
CROSSROAD CARRIERS, L.P.
H & H OIL, L. P.
VERTEX RECOVERY, L.P.
By:    VERTEX II GP, LLC,
Sole General Partner of Each of the Above

By:________________________________________
Name:
Title: